Note Popular, Inc. (Holding company only) financial information (Statement of Condition) (Parenthetical) (Detail) - Popular, Inc. Holding Co. - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Assets
Cash and due from bank subsidiary	$ 24,124	$ 20,269
Common securities from statutory trusts	8,725	8,725
Other assets due from subsidiaries and affiliate	1,667	867
Other liabilities due to subsidiaries and affiliate	$ 1,133	$ 4,583